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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 1996 with respect to the consolidated financial statements and schedules of Corvel Corporation included in the Registration Statement (Form S-1) and related Prospectus of ENStar for the registration of $10,000,000 in subordinated debentures.

                                           Ernst & Young LLP

Orange County, California
September 18, 1996